Exhibit 10.2

Execution Copy

FIFTH AMENDMENT TO

LOAN, GUARANTY AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is dated as of July 22, 2015, and is entered into by and among TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation (“Parametric”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”; and together with Parametric, individually “US Borrower,” and individually and collectively, jointly and severally, “US Borrowers”), TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (“Turtle Beach,” also referred to hereinafter as “UK Borrower”; and together with US Borrowers, individually “Borrower” and individually and collectively, “Borrowers”), PSC LICENSING CORP., a California corporation (“PSC”), VTB HOLDINGS, INC., a Delaware corporation (“VTB”; and together with PSC, individually a “US Guarantor” and individually and collectively, jointly and severally, “US Guarantors”; and together with US Borrowers, individually a “UK Guarantor” and individually and collectively, jointly and severally, “UK Guarantors”; UK Guarantors and US Guarantors, individually a “Guarantor,” and individually and collectively, “Guarantors”); the financial institutions party hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as collateral agent and security trustee for Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).

WHEREAS, the Borrowers, the Guarantors, the Agent, and the Lenders have entered into that certain Loan, Guaranty and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of March 31, 2014, providing for a revolving credit facility and other financial accommodations;

WHEREAS, the Borrowers, the Guarantors, and CRYSTAL FINANCIAL LLC in its capacity as agent under the Term Loan Documents (“Term Agent”) have entered into that certain Term Loan, Guaranty and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Term Loan Agreement”), dated as of July 22, 2015, providing for a term loan facility; and

WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to enter into certain amendments to the Loan Agreement,

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Loan Agreement, as amended hereby.

ARTICLE II

AMENDMENTS TO LOAN AGREEMENT

2.01. The Loan Agreement is hereby amended by adding the definitions of “Cure Availability Block”, “Cure Amount”, “Cure Expiration Date”, “Cure Month”, “Cure Net Proceeds”, “Cure Notice Date”, “Disqualified Equity Interests”, “Headset Division”, “Hypersound Division”, “Intellectual Property

Licenses”, “Revolver Cure Net Proceeds”, “Simultaneous Equity Cure”, “Specified Financial Covenant”, “Term Agent”, “Term Loan Agreement”, “Term Loan Borrowing Base Certificate”, “Term Loan Cure Net Proceeds”, “Term Loan Closing Date”, “Term Loan Debt”, “Term Loan Documents”, “Term Loan Lenders”, “Term Loan Obligations”, “UK Term Loan Deficiency Reserve”, “US Term Loan Deficiency Reserve”, as set forth in Section 1.1 of the conformed Loan Agreement attached as Exhibit A hereto.

2.02. The Loan Agreement is hereby amended by deleting the definitions of “Availability Block”, “FILO Loan Rate”, “FILO Period”, “Liquidity Event”, “Second Lien Agent”, “Second Lien Loan”, “UK FILO Amount”, “UK FILO Loan”, “US FILO Amount”, “US FILO Loan” and “US Temporary Advance Loan”, as set forth in Section 1.1 of the conformed Loan Agreement attached as Exhibit A hereto.

2.03. The Loan Agreement is hereby amended by deleting the definitions of “Change of Control”, “Covenant Trigger Period”, “EBITDA”, “Equity Interest”, “Fixed Charges”, “Foreign Subsidiary”, “Intercreditor Agreement”, “Net Proceeds”, “Permitted Acquisition”, “Permitted Asset Disposition”, “Permitted Earnout Payments”, “Reporting Due Date”, “Refinancing Conditions”, “Reporting Due Date”, “Restricted Investment”, “Seasonal Availability Block”, “Subordinated Debt”, “Subordination Agreement”, “TBC Note”, “UK Accounts Formula Amount”, “UK Availability Reserve”, “UK Inventory Formula Amount”, “US Accounts Formula Amount”, “US Availability Reserve”, “US Borrowing Base”, “US Dominion Trigger Period”, and “US Inventory Formula Amount”, as set forth in Section 1.1 of the Loan Agreement in their entirety and replacing them with the corresponding Definitions set forth in Section 1.1 of the conformed Loan Agreement attached as Exhibit A hereto.

2.04. The Loan Agreement is hereby amended by adding Sections 8.11; 10.2.20; 12.6; 15.1.4 and 15.19 as set forth in the conformed Loan Agreement attached as Exhibit A hereto.

2.05. The Loan Agreement is hereby amended by deleting Sections 5.3, 7.1, 9.1.4, 9.1.8; 9.1.11; 9.3; 10.1.2; 10.1.3; 10.2.1; 10.2.2.; 10.2.4; 10.2.7; 10.2.8; 10.2.14; 10.2.19; 10.3; 12.1; 12.3; 12.5.2; 15.1.1; and 15.12 in their entirety and replacing them with the corresponding Sections set forth in the conformed Loan Agreement attached as Exhibit A hereto.

2.06. The Loan Agreement is hereby amended by deleting the Schedules 8.5, 8.6.1, 8.9.1, 9.1.4, 9.1.11, 9.1.15, 9.1.16, 10.2.1, 10.2.2 and 10.2.17 thereto in their entirety and replacing them with the corresponding Schedules of the conformed Loan Agreement attached as Exhibit B hereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Obligor hereby represents and warrants to each Lender and the Agent, as of the date hereof, as follows:

3.01. Representations and Warranties. After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.

3.02. No Defaults. After giving effect to this Amendment, each of the Obligors is in compliance with all terms and conditions of the Loan Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

3.03. Authority and Pending Actions. The execution, delivery, and performance by each Obligor of this Amendment has been duly authorized by each such Obligor (as applicable) and there is no action pending or any judgment, order, or decree in effect which is likely to restrain, prevent, or impose materially adverse conditions upon the performance by any Obligor of its obligations under the Loan Agreement or the other Loan Documents.

3.04. Enforceability. This Amendment constitutes the legal, valid, and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

3.05. Term Loan Documents. The execution and delivery of the Term Loan Documents by the Obligors and the performance by the Obligors of the Term Loan Agreement, have been duly authorized by all necessary action, and copies of the Term Loan Documents have been duly executed and delivered by such Obligor.

ARTICLE IV

RELEASE AND CONSENT

4.01. Release. The Obligors have informed the Agent and the Lenders that PSC no longer has any assets and will be dissolved and requests release of PSC as an Obligor under the Loan Documents. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Agent and the Lenders hereby (a) agree that, effective as of the date hereof, (i) PSC shall be released from all of its obligations under the Loan Agreement and the other Loan Documents to which it is a party and (ii) all security interests in the assets of PSC and the equity interests of PSC, in each case granted to the Agent, for the benefit of the Lenders, pursuant to the Loan Documents shall be terminated, and (b) consent to the dissolution of PSC. Borrowers shall deliver to Agent evidence of the dissolution of PSC within 10 Business Days of the date hereof.

4.02. Consent. Voyetra has informed Agent and Lenders that it intends to amend its Amended and Restated Certificate of Incorporation dated as of August 20, 2012 solely in order to delete the final paragraph of Section 9 thereto (“Charter Amendment”). As the consummation of the Charter Amendment is restricted under Section 10.2.11 of the Loan Agreement, the Obligors have requested that Agent and Lenders consent to the Charter Amendment. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Agent and the Lenders hereby consent to the consummation of the Charter Amendment.

The agreements and consent set forth in this Section 4 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

ARTICLE V

CONDITIONS PRECEDENT AND FURTHER ACTIONS

5.01. Conditions Precedent. This Amendment shall not be binding upon the Agent, the Lenders or any Obligor until each of the following conditions precedent have been satisfied in form and substance satisfactory to the Agent (the first date upon which each such condition has been satisfied being herein called the “Fifth Amendment Effective Date”):

(a) The Obligors shall have delivered, or caused to be delivered, to the Agent a duly executed counterparts of this Amendment;

(b) The Obligors shall have delivered to Agent a certificate of a duly authorized officer of each Obligor, certifying (i) that attached copies of Term Loan Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Term Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to the Term Loan Documents; and (iii) to the title, name and signature of each Person authorized to sign the Term Loan Documents;

(c) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Agent in its discretion; and

(d) Agent shall have received the fully executed Intercreditor Agreement (as defined in Section 1.1 of the conformed Loan Agreement attached as Exhibit A hereto).

5.02. Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

ARTICLE VI

COSTS AND EXPENSES

Without limiting the terms and conditions of the Loan Documents, the Obligors jointly and severally agree to pay on demand: (i) all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant to this Amendment and any and all subsequent amendments, modifications, and supplements to this Amendment, including without limitation, the reasonable costs and fees of the Agent’s legal counsel; and (ii) all reasonable costs and expenses reasonably incurred by the Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the reasonable costs and fees of the Agent’s legal counsel.

ARTICLE VII

MISCELLANEOUS

7.01. Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

7.02. Instrument Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions of the Loan Agreement.

7.03. Acknowledgment of the Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Obligor with all of the provisions of this Amendment: (i) are within the powers and purposes of such Obligor; (ii) have been duly authorized or approved by the board of directors (or other appropriate governing body) of such Obligor; and (iii) when executed and delivered by or on behalf of such Obligor will constitute valid and binding obligations of such Obligor, enforceable in accordance with its terms. Each Obligor reaffirms its obligations to perform and pay all amounts due to the Agent or the Lenders under the Loan Documents (including, without limitation, its obligations under any promissory note evidencing any of the Loans) in accordance with the terms thereof, as amended and modified hereby.

7.04. Loan Documents Unmodified. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Document specifically referred to by such amendments. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to the Agent, for the benefit of the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.

7.05. Parties, Successors and Assigns. This Amendment represents the agreement of the Obligors, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and assigns, except that (i) no Borrower shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (ii) any assignment by a Lender must be made in compliance with Section 14.3 of the Loan Agreement.

7.06. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when all conditions precedent have been met and when the Agent has executed it and received counterparts bearing the signatures of all other parties hereto. Delivery of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of such agreement. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals.

7.07. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

7.08. Miscellaneous. This Amendment is subject to the general provisions set forth in the Loan Agreement, including but not limited to Sections 15.14, 15.15, and 15.16.

7.09. Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.

7.10. Release.

(a)	EACH OBLIGOR HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES AGENT, LENDERS AND THEIR AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “CLAIM”) THAT SUCH OBLIGOR MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (1) OCCURRED PRIOR TO OR ON THE DATE OF THIS AMENDMENT AND (2) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.

(b)	EACH OBLIGOR INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

(c)	EACH OBLIGOR ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

7.11. Total Agreement. This Amendment, the Loan Agreement, and all other Loan Documents constitute the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

BORROWERS:

TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation

By:	/s/ Juergen Stark
Name:	Juergen Stark
Title:	Chief Executive Officer and President

VOYETRA TURTLE BEACH, INC., a Delaware corporation

By:	/s/ Juergen Stark
Name:	Juergen Stark
Title:	Chief Executive Officer and President

TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186

By:	/s/ Juergen Stark
Name:	Juergen Stark
Title:	Director

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ Matthew Van Steenhuyse
Name:	Matthew Van Steenhuyse
Title:	Senior Vice President

GUARANTOR CONSENT

The undersigned hereby consent to the foregoing Amendment and hereby (a) confirm and agree that notwithstanding the effectiveness of the foregoing Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the foregoing Amendment, each reference in any Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by the foregoing Amendment, (b) confirm and agree that the pledge and security interest in the Collateral granted by it pursuant to any Security Documents to which it is a party shall continue in full force and effect, (c) acknowledge and agree that such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby, and (d) agrees to be bound by the release set forth in Section 7.11 of the Amendment.

PSC LICENSING CORP.,
a California corporation

By:	/s/ Juergen Stark
Name:	Juergen Stark
Title:	Chief Executive Officer and President

VTB HOLDINGS, INC., a Delaware corporation

By:	/s/ Juergen Stark
Name:	Juergen Stark
Title:	Chief Executive Officer and President